SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 10, 1997

                          CONTINENTAL CHOICE CARE, INC.
               (Exact name of Registrant as specified in Charter)
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
         New Jersey                           0-24542                      22-3276736
(State or other jurisdiction         (Commission File Number)             (IRS Employer
      of incorporation)                                              Identification Number)
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               25-B Vreeland Road, Florham Park, New Jersey 07932
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number including area code: (201) 593-0500

                                 Not Applicable
         (Former name and former address, as changed since last report)



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Item 2.         Acquisition or Disposition of Assets.

         On October 10, 1997, the Registrant completed the sale of substantially all of its dialysis related assets, and the sale of substantially all of the dialysis related assets of its subsidiaries other than Renal Management, Inc. to IHS of New York, Inc., a New York corporation ("IHS"). In addition, Alpha Administration Corp. and Continental Dialysis Center of the Bronx, Inc., New York affiliates of the Registrant, sold substantially all of their respective assets to IHS, including their respective dialysis facilities, equipment and inventories . The effective date of the closing was October 8, 1997. In accordance with the terms contained in the Asset Purchase Agreement among the parties dated February 12, 1997, as amended (the "Purchase Agreement"), the aggregate price paid by IHS in the transactions at the closing was $5,120,000. In addition, as contemplated by the Purchase Agreement, IHS is obligated to pay an additional $1,000,000 to the Registrant over the next three years pursuant to the terms of the Consulting Agreement between IHS and the Registrant. The assets of the Upper Manhattan Dialysis Center, Inc. ("UMDC"), a New York affiliate of Continental, were not included in the transaction. Continental and its selling subsidiaries and affiliates retained certain assets, including cash, accounts receivable and cash equivalents, and certain liabilities, including accounts payable arising on or before October 8, 1997. The transaction with IHS was an arm's length transaction. The transactions were consummated on and are subject to the terms, conditions and escrows described in Continental's definitive proxy materials dated April 28, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Continental Choice Care, Inc.
                                            (Registrant)


Dated: October 13, 1997                By:
                                        ------------------------------------
                                         Steven L. Trenk, President






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         Exhibits


                Description

                Asset Purchase Agreement dated February 12, 1997, by and among Registrant, Continental Dialysis, Inc., Choice Care, Inc.,CDBI, Choice Staffing, Inc., Dialysis Staffing, Inc., Choice Care Infusion Services, Inc. (Delaware), Choice Care Infusion Services, Inc. (New York), Alpha, UMDC and IHS of New York, Inc. Incorporated by reference from the Registrant's Definitive Proxy Materials Dated April 28, 1997.

                Amendment dated May 23, 1997 to Asset Purchase Agreement dated February 12, 1997, by and among Registrant, Continental Dialysis, Inc., Choice Care, Inc.,CDBI, Choice Staffing, Inc., Dialysis Staffing, Inc., Choice Care Infusion Services, Inc. (Delaware), Choice Care Infusion Services, Inc. (New York), Alpha, UMDC and IHS of New York, Inc. Incorporated by reference from the Registrant's Current Report on Form 8-K Dated May 23, 1997.